American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
October 31, 2023

One Choice Blend+ 2050 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 56.8%
Avantis U.S. Equity Fund G Class	456,574	6,255,059
Avantis U.S. Small Cap Value Fund G Class	40,658	556,605
Focused Dynamic Growth Fund G Class(2)	93,382	4,106,950
Focused Large Cap Value Fund G Class	446,831	4,151,056
Heritage Fund G Class(2)	44,804	965,520
Mid Cap Value Fund G Class	70,145	1,007,978
Small Cap Growth Fund G Class	31,395	543,755
		17,586,923
International Equity Funds — 26.2%
Avantis Emerging Markets Equity Fund G Class	75,865	772,303
Avantis International Equity Fund G Class	222,024	2,315,712
Emerging Markets Fund G Class	122,843	1,160,865
Focused International Growth Fund G Class	90,729	1,295,608
Global Real Estate Fund G Class	72,398	774,662
International Small-Mid Cap Fund G Class	63,126	528,995
Non-U.S. Intrinsic Value Fund G Class	141,703	1,276,746
		8,124,891
Domestic Fixed Income Funds — 12.3%
Avantis Core Fixed Income Fund G Class	356,872	2,808,582
High Income Fund G Class	90,419	723,349
Inflation-Adjusted Bond Fund G Class	26,255	266,492
		3,798,423
International Fixed Income Funds — 4.7%
Emerging Markets Debt Fund G Class	46,575	389,833
Global Bond Fund G Class	129,111	1,061,289
		1,451,122
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $32,466,689)		30,961,359
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$30,961,359

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$5,165	$1,677	$61	$(526)	$6,255	457	$(1)	—
Avantis U.S. Small Cap Value Fund	483	136	4	(58)	557	41	—	—
Focused Dynamic Growth Fund(3)	3,404	1,343	163	(477)	4,107	93	(4)	—
Focused Large Cap Value Fund	3,385	1,181	152	(263)	4,151	447	(23)	$24
Heritage Fund(3)	806	296	—	(137)	965	45	—	—
Mid Cap Value Fund	801	302	—	(95)	1,008	70	—	5
Small Cap Growth Fund	464	166	—	(86)	544	31	—	—
Avantis Emerging Markets Equity Fund	643	201	—	(72)	772	76	—	—
Avantis International Equity Fund	1,888	638	2	(208)	2,316	222	—	—
Emerging Markets Fund	963	332	—	(135)	1,160	123	—	—
Focused International Growth Fund	1,042	427	—	(173)	1,296	91	—	—
Global Real Estate Fund	628	220	—	(73)	775	72	—	—
International Small-Mid Cap Fund	421	175	—	(67)	529	63	—	—
Non-U.S. Intrinsic Value Fund	1,078	386	—	(187)	1,277	142	—	—
Avantis Core Fixed Income Fund	2,234	812	120	(117)	2,809	357	(21)	27
High Income Fund	554	195	—	(26)	723	90	—	12
Inflation-Adjusted Bond Fund	195	79	—	(8)	266	26	—	—
Emerging Markets Debt Fund	295	117	—	(22)	390	47	—	4
Global Bond Fund	818	283	—	(40)	1,061	129	—	9
	$25,267	$8,966	$502	$(2,770)	$30,961	2,622	$(49)	$81
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.